Exhibit 99.1

DATALINK REPORTS 2016 THIRD QUARTER AND NINE MONTH OPERATING RESULTS

Cancels Conference Call This Afternoon

EDEN PRAIRIE, Minn., November 7, 2016 — Datalink (Nasdaq: DTLK), a leading provider of IT services and solutions, today reported results for its third quarter and nine months that ended September 30, 2016.  Revenues for the quarter ended September 30, 2016, decreased 7% to $184.0 million compared to $198.0 million for the quarter ended September 30, 2015. Included in the third quarter of 2016 is approximately $10.3 million of fulfillment revenues compared to $22.3 million in the third quarter of 2015.  Without these fulfillment revenues, which the company has now discontinued, revenue would have decreased 1% from the comparable quarter.  Revenues for the nine months ended September 30, 2016, decreased 1% to $547.8 million compared to $556.0 million for the nine months ended September 30, 2015.

GAAP Results

On a GAAP basis, the company reported net earnings of $546,000 or $0.03 per diluted share for the third quarter ended September 30, 2016.  This compares to net earnings of $1.3 million or $0.06 per diluted share in the third quarter of 2015.  For the nine months ended September 30, 2016, the company reported net earnings of $4.0 million or $0.18 per diluted share, compared to net earnings of $2.0 million, or $0.09 per diluted share, for the nine months ended September 30, 2015.

Non-GAAP Results

Non-GAAP net earnings for the third quarter of 2016 were $2.6 million, or $0.12 per diluted share, compared to non-GAAP net earnings of $3.3 million, or $0.15 per diluted share, in the third quarter of 2015.  For the nine months ended September 30, 2016, the company reported non-GAAP net earnings of $7.9 million, or $0.37 per diluted share, compared to non-GAAP net earnings of $8.3 million, or $0.37 per diluted share, for the nine months ended September 30, 2015.  A detailed reconciliation between GAAP and non-GAAP information is contained in the tables included herein.

Acquisition

Earlier today the company announced that it has entered into a definitive merger agreement with Insight Enterprises, Inc. (“Insight”) pursuant to which Insight would acquire Datalink for $11.25 per share of common stock in cash.  As a result of this announcement, the company is cancelling its earnings conference call which was scheduled to be held on this afternoon, Monday, November 7, 2016, at 4:00 p.m. Central Time.

About Datalink

Datalink is a complete IT services provider that helps companies transform their technology, operations, and service delivery to meet business challenges.  Combining extensive experience, a full lifecycle of services and a comprehensive approach to producing IT innovations that empower positive business outcomes, Datalink delivers success across cloud IT transformation, next generation technology, and security.  For more information, call 800.448.6314 or visit www.datalink.com.

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. This press release contains forward-looking statements, including (i) anticipated margin pressure and plans to drive profitable growth, (ii) anticipated financial performance for third quarter and months ended September 30, 2016, and (iii) Datalink’s projections of certain anticipated fourth quarter and full year 2016 results, which reflect our views regarding future events and financial performance. Forward-looking statements also include statements about our expectations for the merger. Forward-looking statements can usually be identified by the use of words such as “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will” and other expressions which indicate future events or trends.

These forward-looking statements are based upon certain expectations and assumptions and are subject to risks and uncertainties. Actual results could differ materially from historical results or those anticipated as a result of various factors, including the following: the level of continuing demand for data center solutions and services including the effects of current economic and credit conditions and the ability of organizations to outsource data center infrastructure-related services to service providers such as Datalink; the migration of organizations to virtualized server environments, including using a private cloud computing infrastructure; the extent to which customers deploy disk-based backup recovery solutions; the realization of the expected trends identified for advanced network infrastructures; reliance by manufacturers on their data service partners to integrate their specialized products; customers switching to solid state storage solutions; continued preferred status with certain principal suppliers; competition and pricing pressures and timing of our installations that may adversely affect our revenues and profits; fixed employment costs that may impact profitability if Datalink suffers revenue shortfalls; our ability to hire and retain key technical and sales personnel; continued productivity of our sales personnel; our dependence on key suppliers; our ability to adapt to rapid technological change; success of the implementation of our enterprise resource planning system; risks associated with integrating completed and future acquisitions (including a failure of anticipated synergies to materialize); fluctuations in our quarterly operating results; future changes in applicable accounting rules; and volatility in our stock price; Datalink’s shareholders may not approve the transaction; conditions to the closing of the transaction, including receipt of required regulatory approvals, may not be satisfied; the transaction may involve unexpected costs, liabilities or delays; uncertainties surrounding the transaction; the outcome of any legal proceedings related to the transaction; Datalink  may be adversely affected by other economic, business, and/or competitive factors; risks that the pending transaction disrupts current plans and operations; the retention of key employees of Datalink; other risks to consummation of the transaction, including circumstances that could give rise to the termination of the merger agreement and the risk that the transaction will not be consummated within the expected time period or at all; and the other risks described from time to time in Datalink’s reports filed with the Securities and Exchange Commission (the “SEC”) under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2015, subsequent Quarterly Reports on Form 10-Q and in other of Datalink’s filings with the SEC.

All forward-looking statements are qualified by, and should be considered in conjunction with, such cautionary statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, Datalink undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Non-GAAP Details

Non-GAAP financial measures exclude the impact from acquisition accounting adjustments to deferred revenue and costs, stock-based compensation expense, amortization of acquisition intangible assets, integration and transaction costs related to acquisitions, severance costs and the related effects on income taxes.  These non-GAAP measures are not in accordance with, or an alternative for measures prepared in accordance with, GAAP and may be different from non-

GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. We believe that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures.

These non-GAAP financial measures facilitate management’s internal comparisons to our historical operating results and comparisons to competitors’ operating results. We include these non-GAAP financial measures in our earnings announcement because we believe they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making, such as employee compensation planning. We believe that the presentation of these non-GAAP measures when shown in conjunction with the corresponding GAAP measures provides useful information to investors and management regarding financial and business trends relating to our financial condition and results of operations.

Additional Information and Where to Find It

In connection with the proposed merger transaction with Insight, Datalink intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Datalink will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the transaction. Datalink shareholders are urged to carefully read these materials (and any amendments or supplements) and any other relevant documents that Datalink files with the SEC when they become available because they will contain important information. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Datalink with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov), at Datalink’s investor website (http://www.datalink.com/Investor-Information), or by writing or calling Datalink at Datalink Corporation, 10050 Crosstown Circle, Suite 500, Eden Prairie, Minnesota 55344 or by (952) 944-3462.

Participants in the Solicitation

Datalink and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Datalink’s stockholders with respect to the transaction.  Information about Datalink’s directors and executive officers and their ownership of Datalink’s common stock is set forth in Datalink’s proxy statement on Schedule 14A filed with the SEC on April 15, 2016. To the extent that holdings of Datalink’s securities have changed since the amounts printed in Datalink’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the participants in the proxy solicitation, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

# # #

Company Contacts:
Investors & Analysts
Greg Barnum
Vice President and CFO
Phone: 952-279-4816
Email: gbarnum@datalink.com

DATALINK CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

Net sales:
Products	$108,023	$123,871	$322,329	$339,394
Services	75,949	74,161	225,468	216,621
Total net sales	183,972	198,032	547,797	556,015

Cost of sales:
Cost of products	89,011	104,181	262,069	278,149
Cost of services	61,997	58,970	182,720	171,345
Total cost of sales	151,008	163,151	444,789	449,494
Gross profit	32,964	34,881	103,008	106,521
Operating expenses:
Sales and marketing	15,854	16,376	49,525	52,087
General and administrative	6,608	6,262	20,734	19,746
Engineering	7,923	7,602	23,966	24,470
Integration and transaction costs	739	419	923	939
Amortization of intangibles	1,336	1,746	4,111	5,652
Total operating expenses	32,460	32,405	99,259	102,894
Earnings from operations	504	2,476	3,749	3,627
Interest income	125	114	405	241
Interest expense	(86)	(66)	(234)	(203)
Other, net	21	—	(166)	—
Earnings before income taxes	564	2,524	3,754	3,665
Income tax expense	18	1,210	(222)	1,704
Net earnings	$546	$1,314	$3,976	$1,961

Earnings per common share:
Basic	$0.03	$0.06	$0.19	$0.09
Diluted	$0.03	$0.06	$0.18	$0.09
Weighted average common shares outstanding:
Basic	21,118	22,060	21,102	22,004
Diluted	21,835	22,833	21,600	22,585

DATALINK CORPORATION

CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

	September 30,	December 31,
	2016	2015
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$44,850	$39,397
Short term investments	29,955	20,579
Accounts receivable, net	133,414	163,900
Lease receivable	5,277	3,895
Inventories, net	6,767	7,997
Current deferred customer support contract costs	123,218	124,705
Inventories shipped but not installed	11,160	16,616
Income tax receivable	2,947	—
Other current assets	2,330	3,251
Total current assets	359,918	380,340
Property and equipment, net	8,340	7,963
Goodwill	47,101	47,101
Finite-lived intangibles, net	5,145	9,256
Deferred customer support contract costs, non-current	65,970	60,240
Deferred taxes	9,714	9,177
Long-term lease receivable	4,750	7,017
Other assets	600	703
Total assets	$501,538	$521,797

Liabilities and Stockholders’ Equity
Current liabilities
Floor plan line of credit	$31,696	$24,340
Accounts payable	44,439	73,959
Lease payable	4,712	3,643
Accrued commissions	7,111	3,687
Accrued sales and use taxes	2,323	3,782
Accrued expenses, other	8,339	6,998
Accrued income tax payable	—	4,492
Customer deposits	3,640	4,398
Current deferred revenue from customer support contracts	147,670	151,619
Other current liabilities	486	1,050
Total current liabilities	250,416	277,968
Deferred revenue from customer support contracts, non-current	77,659	72,262
Long-term lease payable	3,369	5,857
Long-term income tax payable	1,493	—
Other liabilities, non-current	1,669	942
Total liabilities	334,606	357,029

Stockholders’ equity
Common stock, $.001 par value, 50,000,000 shares authorized, 22,389,689 and 22,627,322 shares issued and outstanding as of September 30, 2016 and December 31, 2015, respectively	22	23
Additional paid-in capital	116,810	114,431
Retained earnings	50,100	50,314
Total stockholders’ equity	166,932	164,768
Total liabilities and stockholders’ equity	$501,538	$521,797

DATALINK CORPORATION

RECONCILIATION  BETWEEN GAAP AND NON-GAAP NET INCOME

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Earnings from operations on a GAAP basis	$504	$2,476	$3,749	$3,627
GAAP operating margin	0.3%	1.3%	0.7%	0.7%

Non-GAAP Adjustments:
Purchase accounting adjustment to StraTech deferred revenue and cost, net	—	3	105	21
Total gross margin adjustments	—	3	105	21

Stock based compensation expense included in sales and marketing	327	265	766	1,248
Stock based compensation expense included in general and administrative	559	336	1,442	1,074
Stock based compensation expense included in engineering	538	568	1,346	1,943
Integration and transaction costs	739	419	923	939
Amortization of intangible assets	1,336	1,746	4,111	5,652
Total operating expense adjustments	3,499	3,334	8,588	10,856

Non-GAAP earnings from operations	4,003	5,813	12,442	14,504
Non-GAAP operating margin	2.2%	2.9%	2.3%	2.6%

Interest income, net	60	48	5	38
Income tax expense impact including Non-GAAP items	1,475	2,528	4,518	6,273

Non-GAAP net earnings	$2,588	$3,333	$7,929	$8,269

Shares used in non-GAAP per share calculation - Basic	21,118	22,060	21,102	22,004
Shares used in non-GAAP per share calculation - Diluted	21,835	22,833	21,600	22,585

Net earnings per common share - Basic	$0.026	$0.060	$0.188	$0.089
Add:
Impact of gross margin adjustments	$—	$—	$0.005	$0.001
Impact of operating expense adjustments	$0.166	$0.151	$0.407	$0.493
Tax impact on gross margin and operating expense adjustments	$(0.069)	$(0.060)	$(0.225)	$(0.208)
Non-GAAP net earnings per share - Basic	$0.123	$0.151	$0.376	$0.376

Net earnings per common share - Diluted	$0.025	$0.058	$0.184	$0.087
Add:
Impact of gross margin adjustments	$—	$—	$0.005	$0.001
Impact of operating expense adjustments	$0.160	$0.146	$0.398	$0.481
Tax impact on gross margin and operating expense adjustments	$(0.067)	$(0.058)	$(0.219)	$(0.202)
Non-GAAP net earnings per share - Diluted	$0.119	$0.146	$0.367	$0.366

DATALINK CORPORATION

CONSOLIDATED STATEMENT OF CASH FLOWS

(In thousands)

(Unaudited)

	Nine Months Ended
	September 30,
	2016	2015

Cash flows from operating activities:
Net earnings	$3,976	$1,961
Adjustments to reconcile net earnings to net cash provided by operating activities:
Change in fair value of trading securities	(111)	16
Provision for bad debts	91	155
Depreciation	2,276	2,425
Amortization of finite-lived intangibles	4,111	5,652
Deferred income taxes	(537)	(986)
Stock based compensation expense	3,537	4,264
Changes in operating assets and liabilities:
Accounts receivable, net, and leases receivable	31,280	19,218
Inventories	6,686	(7,455)
Deferred costs/revenues/customer deposits, net	(3,553)	2,430
Accounts payable and leases payable	(30,939)	(21,681)
Accrued expenses	3,306	(4,916)
Income tax receivable	(2,947)	—
Income tax payable	(2,999)	2,451
Other	1,186	2,786
Net cash provided by operating activities	15,363	6,320

Cash flows from investing activities:
Purchases, sales, and maturities of trading securities, net	(9,265)	(3,588)
Purchases of property and equipment	(2,653)	(3,029)
Net cash used in investing activities	(11,918)	(6,617)

Cash flows from financing activities:
Net payments under floor plan line of credit	7,356	(2,150)
Repurchase of common stock	(4,191)	(174)
Excess tax (benefit) from stock compensation	(383)	166
Tax withholding related to stock-based awards	(774)	(891)
Net cash used in financing activities	2,008	(3,049)

Increase (decrease) in cash and cash equivalents	5,453	(3,346)
Cash and cash equivalents, beginning of period	39,397	27,725
Cash and cash equivalents, end of period	$44,850	$24,379

Supplemental cash flow information:
Cash paid for income taxes	$6,642	$269
Cash received for income tax refunds	1	88
Cash paid for interest expense	222	139